DFA INVESTMENT DIMENSIONS GROUP INC.

Emerging Markets Value Portfolio
Class R2 Shares

SUPPLEMENT TO PROSPECTUS
DATED FEBRUARY 28, 2010

The Board of Directors (the “Board”) of DFA Investment Dimensions Group Inc. (the “Fund”) authorized the conversion (the “Conversion”) of the Class R2 Shares of the Emerging Markets Value Portfolio (the “Portfolio”) to the Class R2A Shares of the Portfolio.  The Conversion will consist of the Class R2 Shares of the Portfolio being automatically exchanged for the Class R2A Shares of the Portfolio.  The Conversion will result in the current shareholders of the Portfolio’s Class R2 Shares owning Class R2A Shares of the Portfolio, and no longer owning Class R2 Shares.  In the Conversion, shareholders of the Portfolio’s Class R2 Shares will receive Class R2A Shares of the Portfolio equal in value to their holdings of Class R2 Shares immediately prior to the Conversion.  Although the value of a shareholder’s investment in the Portfolio will not be impacted by the Conversion, a shareholder will receive fewer Class R2A Shares than the number of Class R2 shares held at the time of the Conversion because the Class R2A Shares will have a higher net asset value per share.

Class R2A Shares of the Portfolio are a new class of shares, which are expected to be subject to the same fees and expenses as the Class R2 Shares of the Portfolio.

It is anticipated that the Conversion will be tax-free for federal income tax purposes, which means that the shareholders of the Class R2 Shares of the Portfolio will not have a taxable gain or loss on the conversion of their Class R2 Shares to Class R2A Shares of the Portfolio.  You should consult your tax adviser regarding the effect and the state and local tax consequences, if any, of the Conversion in light of your particular circumstances.

The Conversion is expected to occur on or about the close of business on December 3, 2010 (the “Conversion Date”).  The Class R2 Shares of the Portfolio will cease to be offered and available for purchase upon the close of business on December 3, 2010.  Following the Conversion, shareholders and investors may purchase and redeem Class R2A Shares of the Portfolio.

The Conversion will occur without any action being necessary from shareholders, and the changes resulting from the Conversion will be reflected in the Fund’s record books and your account statements.  The effect of the Conversion will be to more closely align the net asset values of the share classes of the Portfolio.

The date of this Supplement is November 23, 2010.